MEDIA COMMITMENT AND CONTRIBUTION AGREEMENT (this "AGREEMENT"), dated as of July 27, 2000, is made by and between USA Networks, Inc., a Delaware corporation ("USAI"), and Styleclick, Inc., a Delaware corporation (the "COMPANY").

         WHEREAS, Styleclick.com Inc., a California corporation ("OLD STYLECLICK"), Internet Shopping Network LLC, a Delaware limited liability company ("ISN"), and USANi Sub LLC, a Delaware limited liability company ("USANI SUB"), have entered into an Amended and Restated Agreement and Plan of Merger, dated as of March 23, 2000 (the "MERGER AGREEMENT"), which provides for, among other things, the simultaneous mergers of Old Styleclick and ISN with separate wholly owned subsidiaries of the Company;

         WHEREAS, each of ISN and USANi Sub are indirect subsidiaries of USAi;

         WHEREAS, the Merger Agreement sets forth as a condition precedent to Old Styleclick's obligations thereunder that the Company shall have entered into this Agreement with USAi to provide Media Value (as defined below) to the Company; and

         WHEREAS, the parties now desire to carry out the intent and purpose of the Merger Agreement by, among other things, the parties' execution and delivery of this instrument evidencing USAi's obligation to provide Media Value on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in Exhibit A.

         2. MEDIA COMMITMENT. On the terms and subject to the conditions of this Agreement, USAi hereby agrees to contribute to the Company, on the terms set forth in Exhibit A, $10 million of Media Value (the "USAI CONTRIBUTION").

         3. ISSUANCE OF COMMON STOCK. On the terms and subject to the conditions of this Agreement, the Company hereby agrees to issue, as consideration for USAi's execution of this Agreement, 538,721 shares of Class B Common Stock, par value $0.01, of the Company (the "SHARES").

         4. REPRESENTATIONS AND WARRANTIES.

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                                                                               2

                  (a) REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each party hereto represents and warrants to each other party hereto that (i) it has the right and power to enter into and fully perform this Agreement and to make the commitments it makes herein and to perform fully its obligations hereunder; (ii) it has obtained (or in the case of future commitments, will have obtained by the time such commitment is fulfilled) all necessary licenses, permissions and consents required to execute this Agreement and to provide the Media Value to the Company in accordance with the terms of this Agreement or as otherwise necessary in connection with any of the transactions contemplated hereby.

                  (b) REPRESENTATIONS AND WARRANTIES OF USAI. USAi hereby represents and warrants to the Company as follows:

                           (i) USAi or its representative has had access to the
same kind of information concerning the Company that is required by Schedule A of the Securities Act of 1933, as amended (the "ACT"), to the extent that the Company possesses such information.

                           (ii) USAi has such knowledge and experience in
financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of an investment in the Company.

                           (iii) USAi has been advised that the Shares being
subscribed for hereunder have not been registered under the Act and, accordingly, that USAi may not be able to sell or otherwise dispose of such shares when it wishes to do so.

                           (iv) The Shares being subscribed for hereunder are
being purchased by USAi for its own benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof.

                           (v) It has been informed that (i) the Shares being
subscribed for hereunder may not be resold without registration thereof under the Act (unless an exemption from such registration is available) or in violation of any law; (ii) the certificate or certificates representing the Shares may be impressed with a legend indicating that the Shares are not registered under the Act and reciting that transfer thereof is restricted; and
(iii) stop transfer instructions in respect of the Shares may be issued to any transfer agent, transfer clerk or other agent at any time acting for the Company.

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                                                                               3

         5. FURTHER ASSURANCES. From time to time, as and when requested by any party, each party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.

         6. INDEMNIFICATION. The Company hereby agrees to indemnify, defend and hold harmless USAi and its Affiliates (other than the Company or any of its subsidiaries) and their respective employees, officers, directors, representatives and agents (each such party, a "USAI PARTY"), from and against any and all claims, damages, liabilities, costs and expenses (including legal expenses and reasonable counsel fees) brought against a USAi Party arising from a claim that any Content provided by the Company for use, transmission and/or distribution by USAi under the terms of this Agreement (i) infringes in any manner any copyright, patent, trademark, trade secret or any other intellectual property right of any third party, (ii) violates any law or regulation, or (iii) otherwise violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or has otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; PROVIDED, HOWEVER, that in any such case: (i) USAi shall provide the Company with prompt notice of any such claim and (ii) USAi shall permit the Company to assume and control the defense of such action upon the Company's written notice to USAi of its intention to so indemnify, so long as the Company does not enter into any settlement or compromise of any such claim without USAi's prior written consent. The Company will reimburse each USAi Party on demand for any payment made at any time after the date hereof in respect of any liability or claim in respect of which an USAi Party is entitled to be indemnified hereunder.

         7. TERMINATION. This Agreement shall terminate on the earlier of (i) the date on which all Media Value required to be provided under this Agreement has been provided, and (ii) the end of the Term. Notwithstanding the foregoing, the provisions of Section 6 of this Agreement shall remain in full force and effect following termination of this Agreement.

         8. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon a receipt of a transmittal confirmation if sent by facsimile or like transmission, and on the next Business Day when sent by Federal Express, Express Mail or similar overnight courier service to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

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                                                                               4

                           (vi)     If to the Company, to:

                                    Styleclick, Inc.
                                    3861 Sepulveda Blvd.
                                    Culver City, CA 90230
                                    Attention:    General Counsel
                                    Facsimile:    310-751-2122

                           (vii)    If to USAi, to:

                                    USA Networks, Inc.
                                    Carnegie Hall Tower
                                    152 West 57th Street, 42nd Floor
                                    New York, NY 10019
                                    Attention:    General Counsel
                                    Facsimile:    (212) 314-7329

        9. WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by written instruments signed by the parties to this Agreement, or in the case of a waiver, by the party waiving compliance. Except where a specific period for action or inaction is provided herein, no delay on the part of a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Neither any waiver on the part of a party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege.

        10. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; PROVIDED, HOWEVER, that each party shall be permitted to assign its rights and obligations under this Agreement to any controlled Affiliate. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

        11. SEVERABILITY OF PROVISIONS. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of the provision to other

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                                                                               5

persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of the provision, or the application of that provision, in any other jurisdiction.

         12. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement, the Merger Agreement and the other documents contemplated hereby and thereby (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any person or entity, other than the parties hereto or thereto, any rights or remedies hereunder or thereunder.

         13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

                [Signature Page for Media Commitment and Contribution Agreement]


         IN WITNESS WHEREOF, USAi and the Company have duly executed this Agreement as of the date first written above.


                                   USA NETWORKS, INC.

                                   By:  /s/ Dara Khosrowshahi
                                        ---------------------------------------
                                        Name:  Dara Khosrowshahi
                                        Title: Executive Vice President,
                                               Operations and Strategic Planning


                                   STYLECLICK, INC.

                                   By:  /s/ Deirdre Stanley
                                        ---------------------------------------
                                        Name:  Deirdre Stanley
                                        Title: Vice President

                                                                       EXHIBIT A

                             USAI CONTRIBUTION TERMS

1.       DEFINITIONS.

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "CONTENT" shall mean any text, graphics, video or film intended by the Company to be distributed, transmitted or publicly exhibited by USAi through the USA Network.

         "FAIR MARKET VALUE" shall mean, with respect to any advertising time provided pursuant to this Agreement, the rate charged by USAi to comparable third parties for comparable advertising time on the media property on which such advertising time is placed, taking into account all attendant circumstances that may affect such rate and any discounts thereto.

         "MEDIA VALUE" shall mean advertising time on the USAi Network computed on a net basis at Fair Market Value.

         "PERSON" means any individual, corporation, partnership, firm, joint venture, association, trust, limited liability company, unincorporated organization, estate, trust or other entity.

         "TERM" shall mean the period beginning on the date hereof and ending on the third anniversary of the date hereof.

         "USAI NETWORK" shall mean the group of media properties owned, directly or indirectly, by USAi, whether now owned or hereafter acquired and including, without limitation, USA Network, SciFi Channel, USA Broadcasting, Ticketmaster, Home Shopping Network, Sci-Fi.com, USANetwork.com, StudiosUSA.com, USAFilms.com, Citysearch.com and Hotel Reservations Network, Studios USA nationally syndicated programming.

2.       TERMS AND CONDITIONS

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                                                                               8

         USAi shall provide the Media Value upon the written request of the Company and shall, to the extent reasonably practicable and in accordance with such request, provide the Media Value in equal annual amounts over the Term; PROVIDED that, USAi shall not be obligated to provide more than 50% of the Media Value to be provided under this Agreement in any one calendar year. Any portion of the Media Value that is not provided during the Term shall be deemed forfeited by the Company.

         The Company shall be responsible for providing all content used in the advertising time and for insuring that the use of such content complies with all applicable laws; PROVIDED, that, USAi shall, to the extent reasonably practical, use such content in a manner consistent with instructions provided by the Company and shall obtain the consent of the Company prior to materially altering such content.

         The Company shall pay any and all fees due a third party for USAi's use of the Content in accordance with the terms of this Agreement, including, without limitation, any copyright use fees or union payments. The Company shall indemnify USAi for all expenses and/or damages incurred by USAi in connection with any claim brought against USAi in connection with any such use of the Content.

         Upon Company's reasonable request, USAi shall advise Company of advertising opportunities on the USAi Network; PROVIDED that USAi shall have no obligation to act as a consultant to the Company with regard to its purchases of advertising time. Company shall have the right at any time, but in accordance with normal industry advertising media planning customs and providing customary lead time for review, to request specific media placements on the USAi Network. USAi shall use its reasonable best efforts to place such media to the satisfaction of Company; PROVIDED, HOWEVER, that USAi will determine, in its sole discretion, the actual placement of all commercial advertising time purchased, based on, among other things, available inventory. Notwithstanding anything to the contrary, USAi shall not be obligated to make a requested media placement if: (a) conflicting obligations existing at the time of such request preclude such media placement; or
         (b) if such placement is, in USAi's reasonable opinion, injurious of USAi's interests. To the extent that Company has used less than 50% of the Media Value allocated to it under the terms of this Agreement by the commencement of the third year of the Term due to non-placement by USAi under the preceding sentences, the Company shall have the right to exceed the 50% limit during the third year of the Term (in accordance with the above procedure). To the extent that Company has not used 100% of the Media Value allocated thereto hereunder by the end of the Term due to non-placement by USAi under the preceding sentences, then the Term shall be extended until all such Media Value is used (in accordance with

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                                                                               9

         the above procedure) with Company being obligated to use its best efforts to place such media as quickly as possible so as to minimize the extension of the Term.